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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): MAY 9, 2006


                              CELANESE CORPORATION
             (Exact Name of Registrant as specified in its charter)



          DELAWARE                001-32410                      98-0420726
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(State or other jurisdiction   (Commission File                (IRS Employer
     of incorporation)             Number)                   Identification No.)


                 1601 WEST LBJ FREEWAY, DALLAS, TEXAS 75234-6034
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (972) 443-4000

                                 NOT APPLICABLE
                              --------------------
         (Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition*

      On May 9, 2006, Celanese Corporation (the "Company") issued a press release reporting the financial results for its first quarter 2006. A copy of the press release is attached to this Current Report on Form 8-K ("Current Report") as Exhibit 99.1 and is incorporated herein solely for purposes of this
Item 2.02 disclosure.

Item 7.01 Regulation FD Disclosure*

      On May 9, 2006, David N. Weidman, President and Chief Executive Officer of the Company, and John J. Gallagher III, Executive Vice President and Chief Financial Officer of the Company, made their regularly scheduled quarterly earnings presentation to investors and analysts via a teleconference hosted by the Company. A replay of the conference call will be available on demand from 5:30 p.m. Central Time / 6:30 p.m. Eastern Time on May 9, until 11 p.m. Central Time/midnight Eastern Time on Tuesday, May 16. Information regarding webcast replays will be available at www.celanese.com.

*The information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits

      Exhibit Number    Description
      --------------    -----------
      99.1              Press Release dated May 9, 2006*

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CELANESE CORPORATION

                                    By:    /s/ Steven M. Sterin
                                       -----------------------------------------
                                       Name:   Steven M. Sterin
                                       Title:  Vice President and
                                               Controller

Date: May 9, 2006
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                                  EXHIBIT INDEX

        Exhibit Number   Description
        --------------   -----------
             99.1        Press Release dated May 9, 2006*